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                                                                  EXHIBIT 23.2
                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation in the Registration Statement of IAT Multimedia, Inc. on Form S-1 filed pursuant to Rule 462(b) of our report dated January 31, 1997, on the consolidated financial statements of IAT Multimedia, Inc. and to the reference to our firm under the caption "Experts" in the Prospectus incorporated in such Registration Statement.


                                /s/ Rothstein, Kass & Company, P.C.
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                                ROTHSTEIN, KASS & COMPANY, P.C.

Roseland, New Jersey
March 26, 1997